UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Flotek Industries, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	90-0023731
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Convertible Senior Notes due 2028 and guarantees	New York Stock Exchange, Inc.
Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities act registration statement file number to which this form relates: 333-148384

Securities to be registered pursuant to Section 12(g) of the Act: None

*Includes certain subsidiaries of Flotek Industries, Inc. identified on the following pages.

CAVO Drilling Motors, Ltd. Co.

(Exact name of registrant as specified in its charter)

Texas	82-4815146
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

CESI Chemical, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1591850
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Flotek Paymaster, Inc.

(Exact name of registrant as specified in its charter)

Texas	30-0094158
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Material Translogistics, Inc.

(Exact name of registrant as specified in its charter)

Texas	73-1605226
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Padko International Incorporated

(Exact name of registrant as specified in its charter)

Oklahoma	73-1443489
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Petrovalve, Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0513130
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

SES Holdings, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	98-0372943
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Sooner Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1501526
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Spidle Sales & Services, Inc.

(Exact name of registrant as specified in its charter)

Utah	87-0318233
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Teledrift Acquisition, Inc.

(Exact name of registrant as specified in its charter)

Delaware	26-1869123
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Trinity Tool, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0517268
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Turbeco, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0228889
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

USA Petrovalve, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0448098
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77043

(address of principal executive offices and zip code)

Item 1.	Description of Registrant’s Securities to be Registered.

The securities to be registered consist of Convertible Senior Notes due 2028 (the “Senior Notes”) of Flotek Industries, Inc. (the “Registrant”) and the guarantees thereof by certain of the Registrant’s subsidiaries (the “Subsidiary Guarantors”). The description of the Senior Notes and the guarantees thereof to be registered hereunder is incorporated by reference to the description included under the captions “Description of Debt Securities” and “Description of Guarantees of Debt Securities” in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-148384) and to the description set forth under the caption “Description of the Notes” in the Prospectus Supplement, dated February 5, 2008 relating to such Registration Statement. For purposes of such description, any prospectus supplement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, that purports to describe the Senior Notes and the guarantees thereof shall be deemed to be incorporated by reference.

Item 2.	Exhibits.

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-13270), filed with the Securities and Exchange Commission on November 9, 2007).

3.2	Bylaws (incorporated by reference to Appendix F of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 27, 2001).

4.1	Form of Senior Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Form S-3 Registration Statement (File No. 333-148384), filed with the Securities and Exchange Commission on December 28, 2007).

4.2*	First Supplemental Indenture.

4.3*	Form of Convertible Senior Note due 2028 (included as Exhibit A to the First Supplemental Indenture to be filed).

4.4	Registrant’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement (File No. 333-148384), filed with the Securities and Exchange Commission on February 5, 2008 (incorporated herein by reference).

4.5	Prospectus Supplement and Prospectus included in the Registrant’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement (File No. 33-148384), filed with the Securities and Exchange Commission on February 5, 2008) (incorporated herein by reference).

*	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2008

Registrants: FLOTEK INDUSTRIES, INC.

By:	/s/ Lisa G. Meier

Name:	Lisa G. Meier
Title:	Chief Financial Officer and Senior Vice President

CAVO DRILLING MOTORS, LTD. CO.

CESI CHEMICAL, INC.

FLOTEK PAYMASTER, INC.

MATERIAL TRANSLOGISTICS, INC.

PADKO INTERNATIONAL INCORPORATED

PETROVALVE, INC.

SES HOLDINGS, INC.

SOONER ENERGY SERVICES, INC.

SPIDLE SALES & SERVICES, INC.

TELEDRIFT ACQUISITION, INC.

TRINITY TOOL, INC.

TURBECO, INC.

USA PETROVALVE, INC.

For each of the above:

By:	/s/ Lisa G. Meier

Name:	Lisa G. Meier
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-13270), filed with the Securities and Exchange Commission on November 9, 2007).

3.2	Bylaws (incorporated by reference to Appendix F of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 27, 2001).

4.1	Form of Senior Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Form S-3 Registration Statement (File No. 333-148384), filed with the Securities and Exchange Commission on December 28, 2007).

4.2*	First Supplemental Indenture.

4.3*	Form of Convertible Senior Note due 2028 (included as Exhibit A to the First Supplemental Indenture to be filed).

4.4	Registrant’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement (File No. 333-148384), filed with the Securities and Exchange Commission on February 5, 2008 (incorporated herein by reference).

4.5	Prospectus Supplement and Prospectus included in the Registrant’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement (File No. 33-148384), filed with the Securities and Exchange Commission on February 5, 2008) (incorporated herein by reference).

*	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.